Exhibit 99.1

MEGA MATRIX CORP. APPOINTS DORIS WANG AS CHIEF MARKETING OFFICER

PALO ALTO, CALIFORNIA, February 16, 2023 /GlobeNewswire/ -- Mega Matrix Corp. (“MPU” or the “Company”) (NYSE American: MPU), today announced that its Singapore subsidiary, Saving Digital Pte. Ltd. (“Saving”), appointed Ms. Doris Wang as Chief Marketing Officer.

Doris Wang joined Mega Matrix in February 2023. Prior to joining the Company, Ms. Wang served as CFO for a Web3.0 incubation company in Dubai between December 2022 to January 2023, and was an investor manager at E-life Holding located in Hong Kong and Beijing from 2019 to 2021. Ms. Wang also served as a VIP client manager at Prestige Financial Holding based in Hong Kong and Beijing between 2018 to 2019. Between 2014 to 2017, Ms. Wang set up her own company in Los Angeles as luxury car rental business for international students. Ms. Wang received her Double Bachelor Degree in Mass Media at Simon Fraser University in Vancouver in 2010, and Fashion Design Degree in Los Angeles in 2016.

“Doris’s tremendous professional experience in public relations and investment further enhances Mega Matrix’s capabilities related to public company marketing and investors relations,” said Yucheng Hu, Mega Matrix’s CEO. “We are happy to have her as we continue to strengthen the brand building of our staking platform, MarsProtocol, in the U.S. and Asia and the connection with our institutional and accredited individual investors. On behalf of the entire team, we officially welcome Doris aboard.”

About Mega Matrix: Mega Matrix Corp. (the “Company”) is a holding company located in Palo Alto, California with four subsidiaries: Saving Digital Pte. Ltd., a Singapore corporation (“Saving”), MarsProtocol Inc., an exempted company incorporated under the laws of the Cayman Islands, Mega Metaverse Corp., a California corporation (“Mega”) and JetFleet Management Corp. a California corporation (“JetFleet”). The Company focuses on crypto-related business and will continue to focus on third-party management service contracts for aircraft operations through its majority owned subsidiary JetFleet, which was part of the Company’s legacy business. For more information, please contact info@mtmtgroup.com or visit: http://www.megamatrix.io and http://www.marprotocol.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements that are purely historical are forward-looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate other future acquisitions; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company’s profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic; the occurrence of any event, change or other circumstances that could affect the Company’s ability to continue successful development of its digital assets staking business model; the possibility that the Company may not succeed in developing its new lines of businesses due to, among other things, changes in the business environment, competition, changes in regulation, or other economic and policy factors; the possibility that the Company’s new lines of business may be adversely affected by other economic, business, and/or competitive factors; and the possibility that the Joint Venture does not perform or operate as anticipated. The forward looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth in in documents filed by the Company with the Securities and Exchange Commission, including the Company’s quarterly reports on Form 10-Q and the Company’s latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.